LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”), made and entered into as of the 3rd day of August, 2009, by and between the WEST VIRGINIA WATER DEVELOPMENT AUTHORITY, a governmental instrumentality and body corporate of the State of West Virginia (the “Authority”), acting by and on behalf of the WEST VIRGINIA INFRASTRUCTURE AND JOBS DEVELOPMENT COUNCIL (the “Council”; the Authority and Council are hereinafter collectively referred to as the “Lender”), and PROTEA BIOSCIENCES, INC., a Delaware corporation (“Borrower”).

WITNESSETH:

WHEREAS, Borrower desires to obtain permanent financing for the acquisition of that certain equipment more particularly described on Exhibit A attached hereto (collectively, the “Equipment”), which Equipment is used in Borrower’s pharmaceutical and biomedical research facilities located in Morgantown, West Virginia; and

WHEREAS, use of the Equipment will assist Borrower in expanding its operations and increasing the number of individuals that it employs in the State of West Virginia; and

WHEREAS, the total cost of the Equipment is $569,811.82, of which Borrower has contributed the sum of $84,550.82 to the acquisition thereof and will pay the balance of the acquisition cost with the proceeds of a loan from the West Virginia Economic Development Authority (“WVEDA”) in the principal amount of $242,631 (the “WVEDA Loan”); and

WHEREAS, Borrower has submitted an application to the Council for a term loan (the “Loan”) of not more than $242,630 as permanent financing for a portion of the cost of purchasing the Equipment and said application has been approved by the Council, upon certain terms and conditions as set forth in the Council’s loan commitment letter dated March 23, 2009 (the “Commitment Letter”); and

WHEREAS, as collateral for the Loan, Borrower will grant to the Lender a first-priority security interest in the Equipment, the priority of which security interest shall be shared with WVEDA on a pro rata basis in accordance with the terms of that certain Intercreditor Agreement of even date herewith (the “Intercreditor Agreement”) among Lender, WVEDA and Borrower; and

WHEREAS, Borrower has represented to the Lender that all of the Loan proceeds shall immediately be applied toward the costs incurred in connection with the acquisition of the Equipment as outlined in the Loan application submitted by Borrower to the Lender.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree to as follows:

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1.               Financing.

(a)           Subject to the terms and conditions hereof, the Lender hereby agrees to loan to Borrower the sum of $242,630 for a term extending from the date hereof until August 3, 2019. The Loan shall be repaid in accordance with the debt service schedule set forth on Schedule I attached hereto.

(b)           The principal balances on the Loan shall bear interest at a rate of 3.25% per annum.

(c)           The Loan may be prepaid, in whole or in part, at any time without penalty of any kind. Partial prepayments shall be applied to installments due in inverse order of maturity. The Borrower, or the Lessee on Borrower’s behalf, shall make payments of principal directly to United Bank, Inc., as trustee for the Lender in accordance with the payment instructions set forth on Schedule Z attached hereto and incorporated herein by reference.

(d)           For purposes of this Agreement and all documents referred to herein, the term “Closing” shall mean the date on which this Agreement and all other documents which are required to be executed and delivered by the Borrower and the Lender, as the case may be, pursuant to the terms of Section 3 hereof are executed and delivered by such parties.

(e)           The Loan shall be evidenced by a single Promissory Note (the “Note”) of the Borrower which shall be executed and delivered to the Lender at the Closing.

(f)           Borrower agrees that the Loan shall be due in full and that Borrower shall immediately pay the Loan in full upon the sale, lease or other transfer of all or any portion of the Equipment in any manner whatsoever by the Borrower to any person, firm, corporation or other entity without the prior written consent of the Lender.

(g)          The Loan shall be for permanent financing only. The Loan will be closed and disbursed only upon (i) Borrower’s acquisition of the Equipment, and (ii) the satisfaction of all other terms and conditions contained herein. The obligations of the Borrower with respect to the Loan may not be assigned to any party without the Lender’s prior written consent, which may be withheld in the Lender’s sole discretion.

(h)          The total proceeds of the Loan shall be used solely for an “Infrastructure Project” as defined by the West Virginia Infrastructure and Jobs Development Act, and the total proceeds shall be applied in those amounts and only for those purposes as set out in the Loan application submitted to the Lender by Borrower for acquisition of the Equipment.

(i)            Borrower shall refer to the Loan in any press release, publication, program, bulletin, sign or other public communication made by Borrower that references the Equipment.

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2.               Security. As security for the Loan, Borrower shall convey to the Lender a first-priority security interest in the Equipment pursuant to the terms of a Security Agreement (the “Security Agreement”) and subject to the terms of the Intercreditor Agreement.

3.               Conditions Precedent to Financing. The obligation of the Lender to disburse the Loan proceeds is subject to the following conditions precedent:

(a)           Borrower shall have delivered to the Lender (i) a certified copy of the Articles of Incorporation of Borrower, certified by the Delaware Secretary of State, together with a Good Standing Certificate issued by the Delaware Secretary of State; (ii) a Certificate of Authority issued by the West Virginia Secretary of State with respect to Borrower; and (iii) a copy of the Borrower’s Bylaws, certified by the Secretary of the Borrower.

(b)           Borrower shall have delivered to the Lender resolutions approving the execution, delivery and performance of this Agreement and all transactions and documentation contemplated herein, duly adopted by the Board of Directors of Borrower, together with a certificate of the Secretary of Borrower stating that such resolutions are true and correct, have not been altered or repealed, and are in full force and effect as of the date hereof.

(c)           Borrower shall have executed and delivered this Agreement, the Note, the Security Agreement, and all other documents required to be executed and delivered by the Borrower pursuant to the terms hereof (collectively, the “Loan Documents”), and a Uniform Commercial Code financing statement shall have been filed in the office of the Delaware Secretary of State perfecting the security interest granted under the Security Agreement, and Lender shall have received evidence that no other financing statements are of record covering the Equipment other than the financing statement naming WVEDA as secured party.

(d)           Borrower shall have delivered to the Lender an opinion of Borrower’s counsel which addresses such matters as may be requested by the Authority with respect to the Loan, including, but not limited to, (i) an opinion that each of the Loan Documents has been duly authorized and constitutes a valid, enforceable and legally binding obligation of Borrower, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other statutes in effect from time to time affecting the rights of creditors generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity, and (ii) to such counsel’s knowledge, no suit, claim or proceeding is pending or threatened against or involving Borrower.

(e)           Borrower shall have delivered to the Lender, or caused to be delivered to the Lender, copies of the insurance policies which evidence that the insurance policies required by this Agreement and any of the other Loan Documents have been obtained and are in full force and effect as of Closing, in each case in a form acceptable to the Lender. Borrower shall provide the Lender with copies of said insurance policies annually thereafter.

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(f)           Lender shall have received a fully executed copy of the Intercreditor Agreement.

(g)          Borrower shall deliver to Lender copies of all invoices and bills of sale evidencing Borrower’s purchase of the Equipment described on Exhibit A, and that Borrower holds good and marketable title thereto.

(h)          Borrower shall have delivered to the Lender, or cause to be delivered to the Lender, evidence that Borrower has workers’ compensation coverage with respect to its West Virginia employees, and is in good standing under West Virginia’s unemployment compensation laws with respect to its West Virginia employees.

(i)            Borrower shall have delivered to Lender copies of the documents evidencing the WVEDA Loan (the “WVEDA Loan Documents”‘).

(j)            Borrower and WVEDA shall have executed and delivered the Intercreditor Agreement.

(k)           Borrower shall deliver, or cause to be delivered, such other documents as requested by Lender.

4.               Representations and Warranties. Borrower hereby represents and warrants to the Lender as follows:

(a)           Borrower is a duly organized and validly existing corporation in good standing under Delaware law, and is duly qualified to conduct business as a foreign corporation under West Virginia law, and has all requisite corporate power and authority to own its assets and carry on its business as currently conducted and as proposed to be conducted.

(b)           The execution, delivery and performance of this Agreement and all other documents and writings referred to herein are all within Borrower’s corporate powers, have been duly authorized by Borrower and are not in contravention of applicable law, Borrower’s Articles of Incorporation or Bylaws or any other organizational documents of Borrower (collectively, the “Organizational Documents”), or of any indenture, agreement or undertaking to which Borrower is a party or by which it or any of its properties is bound.

(c)           Each Loan Document to which Borrower is a party has been duly and validly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights.

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(d)           All information at any time furnished to the Council and the Lender by Borrower concerning Borrower’s financial condition or otherwise, for the purpose of obtaining the Loan has been prepared on a basis consistent with that of prior financial periods, is true and correct and fairly discloses the financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to the Lender. Borrower has no liabilities contingent or otherwise involving material amounts except as disclosed in such financial statements.

(e)           Neither the execution and delivery of this Agreement or any of the other Loan Documents, nor consummation of the transactions contemplated hereby and thereby, nor compliance with the terms, conditions and provisions thereof, will conflict with or result in a breach of any of the terms, conditions or provisions of Borrower’s Organizational Documents, or of any applicable law, regulation, order, writ, injunction or decree of any court, governmental instrumentality or agency or any agreement or instrument to which Borrower is a party or by which it or any of its properties is subject or bound, or result in the creation or imposition of any lien, charge, security interest or encumbrance of any nature whatsoever upon any of its property.

(f)           No action, litigation, suit, arbitration or claim, including those for unpaid indebtedness, is pending or threatened against Borrower or the Equipment other than as disclosed to Lender, and no other event has occurred which may materially and adversely affect Borrower’s financial condition or the Equipment. Moreover, no material fact exists that has not been disclosed to the Lender which would have a material adverse effect on the Equipment.

(g)          Borrower has acquired and maintained in good standing all permits, licenses, consents and approvals required under federal, state or local statutes, ordinances, rules and regulations for the ownership and use of the Equipment. The Equipment complies with all applicable federal, state and local laws, ordinances, orders, rules and regulations and all applicable restrictive covenants.

(h)           No Event of Default has occurred or is continuing or exists, and there exists no condition, event, act or omission which, with the giving of notice or passage of time or both, would constitute an Event of Default.

(i)            The liens conveyed by the Security Agreement and Lease Assignment constitute, and shall constitute during the term of the Loan, a first priority security interest lien on the collateral described therein.

(j)            Borrower has good and marketable title to the Equipment described on Exhibit A attached hereto, in each case free and clear of all security interests, liens, claims and other encumbrances, other than the security interest granted to Lender under the Security Agreement.

5.               Affirmative Covenants.  So long as this Agreement is in effect and any part of the Loan is outstanding, Borrower shall:

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(a)           Promptly inform Lender in writing of: (i) any Event of Default, together with a written statement of the action being taken by Borrower to remedy the same; (ii) all material adverse changes with regard to the Equipment, and (iii) all litigation, proceedings and claims, either pending or threatened, relating to the Equipment or Lessee which could materially affect its financial condition.

(b)           Provide to the Lender annually, as soon as available, but in any event within 120 days after the close of its fiscal year, a full and complete signed copy of its annual financial report prepared in a manner reasonably acceptable to the Lender, which report shall include a balance sheet of Borrower as of the end of such year and statement of profit and loss of Borrower reflecting the results of its operations during such year.

(c)           Within 30 days after the request therefor, furnish to the Lender such additional information pertaining to the Loan or the Equipment as the Lender may reasonably request from time to time.

(d)           Obtain and keep in full force and effect, or cause to be obtained and kept in full force and effect, comprehensive general liability insurance with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage, naming the Lender as an additional insured. A copy of said policy shall be provided to the Lender annually.

(e)           Obtain and keep in full force and effect, or cause to be obtained and kept in full force and effect, hazard insurance covering loss or damage to the Equipment in an amount of not less than 100% of the replacement value thereof, as the same may exist from time to time, but in any event in such amounts as may be necessary to prevent application of coinsurance under the terms of the applicable policy, providing protection against all perils, including, without limitation, the classification of fire, lightning, extended coverage, sprinkler leakage and vandalism, and naming the Lender as an additional insured and loss payee.

(f)           Cause certificates evidencing the existence and amounts of the liability and hazard insurance required under this Section 5 to be delivered to the Lender. No such insurance policy shall be cancelable or subject to reduction in coverage except after 30 days prior written notice to the Lender. Borrower shall, within a reasonable time after the expiration of such insurance policies, furnish the Lender with certificates of insurance evidencing the renewal thereof.

(g)          Maintain, or cause to be maintained, proper Workers’ Compensation coverage for all of its employees and to post, or cause to be posted, a proper wage bond with the State of West Virginia with respect to such employees.

(h)          Perform and comply with all terms, conditions and provisions set forth in this Agreement and in all other Loan Documents mentioned herein in a timely manner.

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(i)           Borrower will take all necessary steps to preserve itself as a corporation, and will comply with all applicable laws, ordinances, orders, rules or regulations of any Governmental Authority (as hereinafter defined). As used herein, “Governmental Authority” means the United States, the States of Delaware and West Virginia, respectively, and any political subdivision and municipality thereof, and any agency, department, commission, board, bureau or instrumentality of any of them.

(j)           Permit the Lender or its designees at any reasonable time to examine and audit Borrower’s books, accounts and records, and make copies and memoranda of its books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including, without limitation, computer generated records and computer programs for the generation of such records) in the possession of a third party, then Borrower shall, upon request of the Lender, notify such party to permit the Lender free access to such records during normal business hours, and to provide the Lender with copies of any records it may request, all at Borrower’s expense.

(k)           Permit the Lender, the West Virginia Development Office, and designees or agents of each, the right, but the same shall be under no obligation, to inspect the Equipment, at any reasonable time, after having first given such notice to Lessee as may be required under the Lease, to carry out inspections of the Equipment.

(l)            Make, execute and deliver to the Lender such promissory notes, instruments, documents and other agreements as the Lender or its attorneys may reasonably request to evidence and secure the payment of the indebtedness and to create and perfect all liens described herein. Moreover, at the request of the Lender, Borrower will promptly and duly execute and deliver such additional documents and assurances and take such additional actions as may be necessary or desirable in order to correct any defect, error or omission which may at any time be discovered with respect to the Loan or to more effectively carry out the interest and purpose of this Agreement.

(m)          Acquire and maintain in good standing all permits, licenses, consents and approvals required under applicable federal, state or local statutes, ordinances, rules and regulations for the repair, use and ownership of the Equipment. Borrower shall also require any lessee(s) to acquire and maintain in good standing all permits, licenses, consents and approvals required under federal, state or local statutes, ordinances, rules and regulations for the use of the Equipment.

(n)          Provide to the West Virginia Development Office, on or before the 1st day of November of each year, a report showing the total number of permanent and part-time employees working at Lessee’s facilities in Morgantown, West Virginia, on the 30th day of September of such year and the aggregate total wages paid during the twelve month period ending on the 30th day of September of such year. This report shall be provided annually during the term of the Loan.

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(o)          Borrower will maintain the Equipment, or cause the Equipment to be maintained, in good repair and safe condition at all times and indemnify and defend and hold the Lender harmless from any and all claims relating to the Equipment.

(p)          If Borrower neglects or refuses to pay the costs, premium, liabilities or other charges with respect to, or otherwise fails to perform, its covenants hereunder, the Lender may do so, add the cost thereof to the indebtedness evidenced hereby and by the Note, and collect the same from Borrower on demand.

(q)          Perform and comply with all terms, conditions and provisions of the Lease applicable to Borrower in a timely manner.

6.               Negative Covenants. Borrower covenants and agrees that while any part of the Loan is outstanding, Borrower shall not:

(a)           Create, permit to be created or suffer to exist any security interests, liens or other encumbrances upon the Equipment without the prior written consent of the Lender;

(b)          Sell, assign, exchange, lease, transfer or otherwise dispose of any of the collateral for the Loan without the prior written consent of the Lender;

(c)          Furnish the Lender any certificate or other document containing any untrue statement of material fact or omitting a material fact necessary to make it not misleading in light of the circumstances under which it was furnished;

(d)          Amend the Lease without the prior written consent of the Lender;

(e)          Amend any of its Organizational Documents without the prior written consent of Lender; or

(f)           Move, or permit Lessee to move, the Equipment from Lessee’s facilities in Morgantown, West Virginia.

7.               Events of Default. The Loan shall, at the Lender’s option, become immediately due and payable without notice or demand upon the occurrence of any one or more of the following (herein, an “Event of Default”):

(a)           Borrower shall fail to pay as and when due any installment of principal or interest due on the Note or any portion thereof and such failure shall continue for a period of 10 days thereafter; or

(b)           Borrower shall fail to pay as and when due any installment of principal due on, or shall otherwise be in default under, any indebtedness or other obligation owed to any creditor of Borrower (including, without limitation, the WVEDA under the terms of the WVEDA Loan Documents); or

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(c)           Any representation or warranty made to the Lender herein or otherwise in connection with or to induce the making of the Loan shall prove, in any material respect, to have been false, incorrect or incomplete on the date when made; or

(d)           Borrower shall default in the performance of any agreement, obligation, covenant or condition contained in this Agreement or in any of the other Loan Documents (other than the default contemplated in Section 7(a) above), and such default shall not have been remedied within 30 days after written notice thereof is delivered to Borrower; or

(e)           Borrower shall (i) be dissolved or terminated, (ii) admit in writing its insolvency or its inability to discharge its obligations as they become due, (iii) adopt any resolution or take any other step in contemplation of bankruptcy, insolvency, receivership, liquidation, suspension or cessation of its business or the winding up of its affairs or in contemplation of any proceeding under any law for reorganization, debt adjustment, arrangement, composition, extension or debtor relief, or (iv) make any assignment for the benefit of creditors or commit any act of bankruptcy; or

(f)           There shall be filed or brought against Borrower and either (i) adjudicated adversely to it, or consented to or acquiesced in by it in any manner, or (ii) not dismissed within 30 days, any petition in bankruptcy or any insolvency, receivership, trusteeship, reorganization, debt adjustment, arrangement, composition, extension, debtor relief, dissolution, liquidation, winding up or any similar proceeding, or any proceeding in which its or his ability to discharge its or his obligations as they become due is in issue; or

(g)           Commencement of any proceeding involving the sale of the Equipment, whether by judicial proceeding, self-help, re-possession or any other method, by any creditor of Borrower (other than the Lender).

8.               Remedies.

Upon the occurrence of any Event of Default, then, automatically, at the option of the Lender, all of the outstanding balance of the Loan shall, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and the Lender may, immediately upon the expiration of any period of grace provided for in the Loan Documents, enforce payment of the Note and any other obligation herein or in any other Loan Document or otherwise pertaining to the Loan and exercise any and all other remedies granted to it herein, in the Loan Documents or at law or otherwise. The rights and remedies hereunder of the Lender are cumulative and not exclusive of any rights or remedies which it would otherwise have.

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9.               Miscellaneous  Provisions.  The parties agree to the following miscellaneous provisions:

(a)           This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by the party or parties sought to be charged or bound by such alteration or amendment.

(b)           This Agreement shall be governed by and construed in accordance with the laws of the State of West Virginia.

(c)           BORROWER HEREBY IRREVOCABLY (1) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT LOCATED OR SITTING IN KANAWHA COUNTY, WEST VIRGINIA, AND CONSENTS TO THE JURISDICTION OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND (2) WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING OF COPIES OF SUCH PROCESS TO BORROWER AT ITS ADDRESS PROVIDED HEREIN PURSUANT HERETO. BORROWER AGREES THAT THE FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. ALL MAILINGS HEREUNDER SHALL BE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER OR THE COUNCIL TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(d)           BORROWER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED BY ANY OF SUCH DOCUMENTS. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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(e)           Borrower agrees to pay upon demand, all reasonable and necessary costs and expenses incurred by the Lender in connection with the preparation and enforcement of this Agreement, all other Loan Documents and any amendments to such documents which may be made from time to time after the date hereof, including, but not limited to, reasonable attorneys’ fees and expenses, even if the Loan does not close. This includes the reasonable attorneys’ fees and legal expenses of the Lender, whether or not there is any lawsuit, including reasonable attorneys’ fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower, or an assigned third party, also will pay any court costs, in addition to all other sums provided by law.

(f)           All notices to be given under this Agreement shall be in writing and shall be deemed sufficiently given when mailed by certified mail, return receipt requested, to the following addresses:

(1)        WEST VIRGINIA WATER DEVELOPMENT AUTHORITY
  180 Association Drive
  Charleston, West Virginia 25311
  Attention: Director

(2)        WEST VIRGINIA INFRASTRUCTURE AND JOBS
  DEVELOPMENT COUNCIL
  180 Association Drive
  Charleston, West Virginia 25311
  Attention: Executive Secretary

(3)        PROTEA BIOSCIENCES, INC.
  955 Hartman Road, Suite 210
  Morgantown, West Virginia 26507-0188
  Attention: President

All notice periods under this Agreement shall commence on the day following the date upon which such notice was sent to the addressee. Any change in the address for notice to a party shall be given in the same manner provided in this Section 9(f).

(g)           If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person, entity or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons, entities or circumstances. If feasible, any such offending provision shall be deemed to be modified in order to comply with the limits of enforceability or validity; provided, however, that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

(h)           All warranties, representations, covenants and indemnities made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to the Lender in connection herewith shall be considered to have been relied upon by the Lender and will survive the making of the Loan and shall continue in full force and effect so long as the Note is outstanding and until payment in full of all of Borrower’s obligations hereunder and under the Loan Documents. The warranties, covenants and indemnities set forth in this Agreement may be assigned or otherwise transferred by the Lender to its successors and assigns and to any subsequent purchasers of all or any portion of any collateral securing the Loan by, through or under the Lender, without notice to or the consent of Borrower.

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(i)            The Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the Lender. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of that right or any other right. A waiver by the Lender of a provision of this Agreement shall not prejudice or constitute a waiver of its right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by the Lender, nor any course of dealing between Lender and Borrower shall constitute a waiver of any rights of the Lender or of any obligations of Borrower. Whenever the consent of the Lender is required under this Agreement, the granting of such consent by the Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of the Lender.

(j)            This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns; provided, however, that Borrower may not sell, assign, convey or otherwise transfer any rights or obligations hereunder without the prior written consent of the Lender.

(k)           This Agreement shall continue in full force and effect so long as any part of the Loan remains outstanding or has not been fully and finally paid, performed or satisfied.

(l)            The Lender may sell, transfer or otherwise assign all of its right, title and interest in and to this Agreement and the Loan Documents without the consent of Borrower, but shall notify Borrower in writing of any such sale, transfer or assignment within 30 days after the occurrence thereof.

(m)          No inference shall be drawn in favor of or against any party because of their participation in the drafting of this Agreement or any of the other documents relating to the Loan.

(n)           Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the parties hereto any legal or equitable right, remedy or claim under or in respect of this Agreement, which is intended for the sole and exclusive benefit of the parties hereto.

(o)           Nothing herein shall be construed as creating or evidencing a joint venture by and among the Lender and Borrower in connection with the subject matter hereof.

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(p)          Borrower represents and warrants that no broker was involved either in procuring the Loan or in connection with the transactions contemplated hereby, and agrees to indemnify and save harmless the Lender from and against any and all claims for any brokerage fee or commission arising out of the making of the Loan or the transactions contemplated hereby.

(q)          Unless otherwise specified herein, all year-end financial statements and reports furnished to the Lender hereunder or under any other Loan Document shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

(r)           This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered by the parties, constituting an original, but all such counterparts together, constituting one and the same instrument.

(s)           The Commitment Letter is incorporated herein by reference and the terms, conditions and covenants thereof are hereby made a part of this Agreement to the same extent and with the same effect as if they were fully set forth herein. This Agreement is intended to supplement the Commitment Letter and does not and is not intended to supersede the Commitment Letter, except that to the extent that any provision of the Commitment Letter conflicts with any provision of this Agreement, the provisions of this Agreement shall govern.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized, all as of the date and year first above written.

WEST VIRGINIA WATER DEVELOPMENT
AUTHORITY, on behalf of the WEST VIRGINIA
INFRASTRUCTURE AND JOBS
DEVELOPMENT COUNCIL

By:	/s/ [Illegible]
	Its:	Exec Dir.

PROTEA BIOSCIENCES, INC.

By:	/s/ Stephen Turner
	Its:	CEO

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EXHIBIT A

Instrument		Vendor	Model Number	Serial Number	Actual Cost

1	Ultrasonic Welder	Branson Ultrasonics	2000XDT	XHF09024862	$38,289.56

2.	QTRAP 5500 Mass Spectrometer	Applied Biosystems	QTRAP 5500	AU11220904	$531,522.26

					$569,811.82

SCHEDULE Z

United Bank, Inc.
Corporate Trust Department
ABA-051900395
Account No.: 8005682
Confirmation: Kathy Smith
304-348-8427